© 2022 Tempur Sealy International, Inc. All rights reserved. We are continuing to invest in expanding our manufacturing capabilities, our direct-to-consumer channel both online and in-store, and in an enhanced ERP system, all of which are all designed to drive long term growth and shareholder value. TEMPUR SEALY INTERNATIONAL, INC., TPX “ “

PURPOSE

To Improve the Sleep of More People, Every Night, All Around the World

Who We Are

Tempur Sealy is committed to improving the sleep of more people, every night, all around the world. As a leading designer, manufacturer, distributor and retailer of bedding products worldwide, we know how crucial a good night of sleep is to overall health and wellness. Utilizing over a century of knowledge and industry-leading innovation, we deliver award-winning products that provide breakthrough sleep solutions to consumers in over 100 countries.

Our highly recognized brands include Tempur-Pedic®, Sealy® and Stearns & Foster® and our popular non-branded offerings consist of value-focused private label and OEM products. At Tempur Sealy we understand the importance of meeting our customers wherever and however they want to shop and have developed a strong omni-channel retail strategy. Our products allow for complementary merchandising strategies and are sold through third-party retailers, our 650+ Company-owned stores worldwide and our e-commerce channels. With the range of our offerings and variety of purchasing options, we are dedicated to continuing to turn our mission to improve the sleep of more people, every night, all around the world into a reality.

Importantly, we are committed to carrying out our global responsibility to protect the environment and the communities in which we operate. As part of that commitment, we have established the goal of achieving carbon neutrality for our global wholly owned operations by 2040.

Global Bedding Industry[1]



$120 Billion
Retail Value
Estimated Tempur Sealy Share
North America
TPX Share
TPX Share
International

Estimated global bedding market includes mattresses, foundations, pillows and other bedding products

TEMPUR+SEALY
2

Industry • The global bedding industry of  ~$120 billion1 has historically  experienced consistent growth.  • The U.S. market averages mid‐ single digit growth annually, driven  by units and dollars.1 • The international market is highly  fragmented and about 40% larger  than the size of the U.S. market.1 Consumer • Consumers continue to make the  connection between a good night’s  sleep and health & wellness. • Enhanced focus on health over the  past year has strengthened the  health & wellness trend. • The housing market, consumer  confidence, and consumer  spending correlate to the  bedding industry. Tempur Sealy • Has a global omni‐channel  distribution strategy to be where  the consumer wants to shop. • Has a track record of developing  and marketing differentiated  products through consumer‐centric  innovation for the total global  bedding market. • Has a robust free cash flow2 and  fortified balance sheet that provide  flexibility to take advantage of  industry and market opportunities  and return capital to shareholders. TPX at a Glance 3

Source: Economic Research Division of the Federal Reserve Bank of St. Louis Consumer Spending Trends 4 $154 billion $212 billion $291 billion $378 billion Last 60 years Last 40 years Last 20 years Last 5 years Average Annual Discretionary Income Directed Into Home & Furnishings $323 billion $346 billion $360 billion $390 billion $470 billion 2017 2018 2019 2020 2021 Annual Discretionary Income Directed Into Home & Furnishings

• Worldwide omni‐channel presence  • Iconic brand and product portfolio • World‐class manufacturing capabilities • Industry‐leading balance sheet and free  cash flow2 Adjusted earnings per share2 has grown at a CAGR of 40% between 2016 - 2021 Competitive Advantages 5 $0.82  $0.74  $1.00  $1.94  $3.19  $3.30   $‐  $1.00  $2.00  $3.00  $4.00 2017 2018 2019 2020 2021 *2022 Full Year Adjusted EPS2 *2022 adjusted EPS based on the midpoint of Tempur Sealy's full year guidance

Product Brands Mattresses / Pillows / Accessories Product and Retail Brands DTC Retailer Brands Online / Offline 6

Increase total addressable market internationally  through new product launches in Europe & APAC. Expand into OEM market to drive further  sales growth. Grow wholesale through existing and new retail relationships. Invest in innovation to meet  customer demand. Execute on capital allocation strategy.  Expand direct‐to‐consumer through ecommerce  and company‐owned stores. Building Blocks to Future Growth 7 Invest in Stearns & Foster product and marketing   to more than double the brand’s global sales.

Worldwide Omni-Channel 8

• Significant worldwide sales growth  • Highly profitable and expanding rapidly • Direct customer relationships Ecommerce • Luxury Tempur‐Pedic®, Dreams, and  multi‐branded showroom experiences • Operate over 650 stores worldwide and  expanding • Own the end customer and highly profitable Company- Owned Stores • Third‐party retailers are our largest  distribution channel • Significant private label opportunity • Valued supplier, win‐win relationships Wholesale Successful Omni-Distribution Platform 9

Third-Party Retailers • Win‐win relationships • Broad‐based worldwide distribution and broadly  diversified • Over 5,400 retail partners around the world selling through over 25,000 doors and ecommerce platforms • Global sales force of over 500 people supporting  our portfolio of brands U.S. OEM Opportunity • OEM is about 20% of the U.S. mattress market and  growing,1  supported by recent U.S. anti‐dumping actions • Leverages manufacturing expertise, diversifies  consolidated sales stream, and extends manufacturing  profits beyond our own brands • Plans to invest an incremental $200 million by 2023 to  increase U.S. pouring capacity for TEMPUR® material and  specialty and conventional foams by approximately 50% • Targeting $600 million of annual sales by 2025 Wholesale 10

 $‐  $50  $100  $150  $200  $250  $300  $350 Q1 2018 Q1 2019 Q1 2020 Q1 2021 Q1 2022 Global Direct Sales Intl NA • High growth and high margin sales from web, call center, and company‐owned stores • Strong growth within the direct channel, growing 94% in Q1’22, primarily driven by the acquisition of Dreams in  the UK Direct to Consumer 11

OPERATING OVER 650 RETAIL STORES GLOBALLY

Company-Owned Store Strategy

Tempur-Pedic® U.S.



Dreams UK


Dreams
The Bed Specialist

Tempur-Pedic® Mexico


TEMPUR-PEDIC

Sealy® Gallery Asia



Sleep Outfitters® U.S.


SLEEP OUTFITTERS

TEMPUR® Europe


TEMPUR

SOVA® Sweden



We see a potential opportunity to organically increase our store count through opening an average of 60 new stores per year over the next several years.

TEMPUR+SEALY
12

Brands & Products 13

• The bedding market has historically experienced consistent growth. While our share has grown significantly over  the last 5 years, the total market share of the largest three domestic bedding manufacturers has not materially  changed.1 • Branded bedding represents the majority of products sold, especially in premium price points. • Sealy® and Tempur‐Pedic® represent the #1 and #2 bestselling mattress brands in 2020.3 North America Markets 14

• Highly fragmented with broad geographic  diversity across Europe and Asia • Acquired Dreams, the leading bedding retailer  in the UK in 2021 • Developing new TEMPUR® line of mattresses to  expand addressable market in 2023 • Tempur Sealy customizes go‐to market approach  by country  • Europe: success with high‐quality products,  targeting growth through distribution, and  new Sealy®‐UK joint venture and Dreams  acquisition • Asia: opportunity in emerging market and  targeting aggressive addressable market  expansion through distribution and organic  market growth International Markets 15

Rapidly Growing International Joint Ventures • Founded in 2000 • Operates in 21 countries and territories • Top 3 internationally branded bedding manufacturer in China • Full-time employees: 1,100+ Asia • Acquired in 2020 • Full-time employees: 250+ United Kingdom $340 MILLION OF JOINT VENTURE SALES IN 2021 5-YEAR GROWTH CAGR: 17% 16

Expanding Global Licensing Sales Sealy Manufacturing Licensees: • Our 27 licensee manufacturing facilities generate high return on investment • They represent a low-risk opportunity to introduce our brands and products in regions in which we do not currently operate, primarily across EMEA, APAC, and Latin America Brand Extension Licensees: • We license our Tempur-Pedic, Sealy and Stearns & Foster brands across North America, Europe and Asia, to drive incremental profits and expand brand awareness • Licensed products are complementary to our core operations and include sleep-adjacent categories such as bedding, pajamas, and pet sleep 17 Significantly increases global brand awareness and drives incremental profits

Tempur-Pedic®: leading worldwide premium bedding industry position • Tempur‐Pedic® uniquely adapts, supports, and aligns to you to deliver truly  life‐changing sleep. $2,399‐$7,999 Stearns & Foster®: high-end-targeted brand • The world’s finest beds that are made with exceptional materials,  time‐honored craftsmanship, and unparalleled design. $1,899‐$5,399 Sealy®: #1 bedding brand in the U.S.3 • Combines innovation, engineering, and industry‐leading testing  to ensure quality and durability. $299‐$2,799 Private Label Offerings: customized product • Offers products for the value‐oriented consumer. Portfolio of Global Brands 18

Natural Comfort Snoring Support Climate Sleep-Health Metrics Innovative Technologies S O L U T I O N - D R I V E N I N N O V A T I O N F O R T O D A Y ’ S C O N S U M E R 19

• Expect to launch an entirely new product lineup  for TEMPUR® in both the Europe and Asia‐Pacific  markets beginning in the first quarter of 2023. • The underlying technology of the new lineup  builds on the innovation that has already been  very well received in North America. • This new lineup will also broaden the price range  of our international offerings to appeal to a  broader consumer base. • We expect these new products and the  broadened price points to expand our total  international addressable market and help us  strengthen our presence in regions where our  brands are currently underpenetrated.1 International 2023 TEMPUR® Launch 20

Leading research and  development process  to deliver meaningful  innovation that  meets consumer  needs Surface‐Guard Technology™ SealyChill™ Featuring Industry- Leading Technologies U.S. Product Launch Cycle POSTUREPEDIC ® PLUS POSTUREPEDIC® ESSENTIALS™ Launched in 2021 Launching in 2022 21

22 Channel Investments • Expanding Stearns & Foster  presence through new e‐commerce  platform launched in 2Q’22 Stearns & Foster Opportunity Product Investments • Launching new, innovative Stearns  & Foster products in 4Q’22 Marketing Investments • Supporting Stearns & Foster with  record advertising in 2022 Opportunity to grow Stearns & Foster to be our next $1 BILLION BRAND, more than doubling its size today

World-Class Manufacturing Capabilities 23

Leading Manufacturing Capabilities • 69 manufacturing facilities • 16 million square feet of manufacturing &  distribution operations R&D Innovation • 75,000 square feet of research & development  • 4 state‐of‐the art product‐testing locations Wholly owned (30) Joint Venture (8) Licensee (27)Tempur‐Pedic® Facility (4) World-Class Manufacturing Capabilities 31 NORTH AMERICAN FACILITIES | 38 INTERNATIONAL FACILITIES Albuquerque, NM 24

Specialty Foam-Pouring Facilities • Opening a new, state‐of‐the‐art  Tempur‐Pedic® and OEM foam‐pouring  facility in Indiana by 2023 • Expanding three existing foam  facilities in the U.S. by 2023 • Increasing capacity to hold key  chemical inputs and expand safety  stock of certain products Assembly & Warehousing • Opened a fifth Sherwood plant in  the Northeast U.S. in the fourth  quarter of 2021 • Opened new facility in Reno, Nevada,  in the third quarter of 2021 to service  the western region of the U.S. • Expanding our total warehouse  footprint Expanding Manufacturing Capacity 25

Recent Performance 26

Three Months Ended Trailing Twelve Months Ended (in millions, except  percentages and per  common share  amounts) March 31,  2022 March 31,  2021 % Change March 31,  2022 March 31,  2021 % Change Net Sales $1,239.5 $1,043.8 18.7% $5,126.5 $3,898.3 31.5% Net Income $130.7 $130.5 0.2% $624.7 $419.6 48.9% EBITDA2 $234.5 $230.1 1.9% $1,093.1 $833.4 31.2% EPS $0.69 $0.62 11.3% $3.13 $1.98 58.1% First Quarter and Trailing Twelve Month Performance 27 25% 75% Direct Wholesale Q1’22 Sales by Channel

Expect full-year adjusted EPS between $3.20 and $3.40. 2022 Other Modeling Assumptions Depreciation & Amortization ~$200M Capital Expenditures $250M–$280M Interest Expense ~$90M U.S. Federal Tax Rate 25% Diluted Share Count 183M shares 2022 Outlook1 28 Our 2022 expectations include investments of: • Approximately $30 million in expense related to new product  launches • A record $500 million investment of advertising dollars • Repurchasing at least 10% of our shares outstanding *2022 EPS based on the midpoint of Tempur Sealy's full year guidance  1.40  1.80  2.20  2.60  3.00  3.40 2020 2021 E2022* Projected 2‐Year EPS Growth of >70%

Historical Industry Performance Source: ISPA Reports, includes domestic manufactured units 2001 – 2021, import units 2016‐2021 • Industry unit growth is generally  consistent over a cycle, growing low‐ single digits in the average year, growing  at a 2% CAGR from 2001‐2021 • Industry is typically resilient to economic  recessions and recovers quickly after  macroeconomic disruptions 2005 – 2009 CAGR of -7% 2009 – 2021 CAGR of +5%  ‐  5,000  10,000  15,000  20,000  25,000  30,000  35,000 Domestic Mattress Units Sales 29

Flexible Cost Structure1 30 Variable 45% Fixed 55% Operating Expenses Variable 70% Fixed 30% Total Cost Structure Variable 85% Fixed 15% Cost of Goods Sold

Industry-Leading Balance Sheet & Cash Flow 31

32 • Long‐term target leverage ratio of 2.0 – 3.0x2 • Continue to invest in the business, including a new domestic foam‐pouring plant to be operational in 2023 • Disciplined approach to shareholder returns includes a quarterly dividend and expected repurchase of at least 10%  of our shares outstanding in 2022 • Maintain capacity for strategic acquisitions  Balanced Capital Allocation Strategy 32  $‐  $200  $400  $600  $800  $1,000  $1,200  $1,400  $1,600  $1,800 2019 2020 2021 TTM Q1 2022 Capital Allocation Capex Share Repurchases Dividend Acquisitions

Credit ratings: Fitch: BB+  (August 2021) Moody’s: Ba1 (September 2021) S&P: BB+ (September 2021) Strong Balance Sheet & Cash Flow 33 1.00x 1.50x 2.00x 2.50x 3.00x 1Q21 2Q21 3Q21 4Q21 1Q22 Leverage2 Target Range Leverage $0 $200 $400 $600 $800 $1,000 $1,200 2018 2019 2020 2021 TTM 2022 Full-Year Adjusted EBITDA2 $0 $200 $400 $600 $800 2018 2019 2020 2021 TTM 2022 Full-Year Free Cash Flow2

Environmental, Social, & Corporate Governance 34

Environmental, Social, & Governance Tempur Sealy is committed to protecting and improving our communities and environment. 35

Environmental • Committed to achieving carbon neutrality for our wholly owned global operations by 2040 • Achieved an 8.4% reduction in greenhouse gas emissions per unit produced at our wholly owned manufacturing and logistics  operations in 2021 • Improved the percentage of waste diverted from our North American wholly‐owned manufacturing operations to 94% in 2021,  compared to 91% in 2020, furthering our progress towards our goal of achieving zero landfill waste by the end of 2022 • Completed the installation of solar panel technology at our largest manufacturing facility in Albuquerque, New Mexico in 2021 Social • Embedded ESG performance as a metric in executive leadership’s compensation for 2021 • In 2022, we expect to launch a Sealy®‐branded eco‐friendly mattress collection made with  responsibly sourced materials  • Contributed over $100 million in product, stock, and cash to charity organizations since 2010 • Pledged $2 million to support a pediatric sleep center  • Contributed monetary aid to support Ukrainian children and families and supplied over 1,100  bedding products to refugee centers  Corporate Governance • Established Nominating Corporate Governance Committee oversight on our practices  and positions relating to ESG issues  • Increased the number of women represented on our Board of Directors to 3 directors,  representing 33% of the Board Environmental, Social, & Governance Tempur Sealy is committed to protecting and improving our communities and environment. 36

Thank You for Your Interest in Tempur Sealy International For more information, please email: investor.relations@tempursealy.com 37

Appendix 38

This investor presentation contains statements relating to the Company’s quarterly cash dividend, the Company’s share repurchase targets, the Company’s expectations regarding net sales for  2022 and adjusted EPS for 2022 and subsequent periods and the Company’s expectations for increasing sales growth, product launches, channel growth, acquisitions and commodities outlook,  and expectations regarding supply chain disruptions, the macroeconomic environment and COVID‐related disruptions. Any forward‐looking statements contained herein are based upon  current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations, meet its guidance, or that these beliefs will prove  correct. Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from any that may be expressed herein as forward‐looking statements.  These potential risk factors include the factors discussed in the Company’s Annual Report on Form 10‐K for the year ended December 31, 2021 and in the Company's Quarterly Report on Form  10‐Q for the quarter ended March 31, 2022. There may be other factors that may cause the Company’s actual results to differ materially from the forward‐looking statements. The Company  undertakes no obligation to update any forward‐looking statement to reflect events or circumstances after the date on which such statement is made. Note Regarding Historical Financial Information:   In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company’s financial performance, please refer to the  Company’s SEC filings. Note Regarding Trademarks, Trade Names, and Service Marks:   TEMPUR®, Tempur‐Pedic®, the Tempur‐Pedic & Reclining Figure Design®, TEMPUR‐Adapt®, TEMPUR‐ProAdapt®, TEMPUR‐LuxeAdapt®, TEMPUR‐PRObreeze°™, TEMPUR‐LUXEbreeze°™,  TEMPUR‐Cloud®, TEMPUR‐Contour™, TEMPUR‐Rhapsody™, TEMPUR‐Flex®, THE GRANDBED BY Tempur‐Pedic®, TEMPUR‐Ergo®, TEMPUR‐UP™, TEMPUR‐Neck™, TEMPUR‐Symphony™,  TEMPUR‐Comfort™, TEMPUR‐Traditional™, TEMPUR‐Home™, Sealy®, Sealy Posturepedic®, Stearns & Foster®, COCOON by Sealy™, SealyChill™, and Clean Shop Promise® are trademarks, trade  names, or service marks of Tempur Sealy International, Inc., and/or its subsidiaries. All other trademarks, trade names, and service marks in this presentation are the property of the respective  owners. Limitations on Guidance: The guidance included herein is from the Company’s press release and related earnings call on April 28, 2022. The Company is neither reconfirming this guidance as of  the date of this investor presentation nor assuming any obligation to update or revise such guidance. See above. Forward-Looking Statements 39

In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding adjusted net income, adjusted EPS, EBITDA, adjusted EBITDA, free cash flow, consolidated  indebtedness less netted cash, and leverage, which are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”) and do not purport to be alternatives to net income and earnings per share as  a measure of operating performance, an alternative to cash provided by operating activities as a measure of liquidity, or an alternative to total debt. The Company believes these non‐GAAP measures provide investors  with performance measures that better reflect the Company’s underlying operations and trends, including trends in changes in margin and operating expenses, providing a perspective not immediately apparent from  net income and operating income. The adjustments management makes to derive the non‐GAAP measures include adjustments to exclude items that may cause short‐term fluctuations in the nearest GAAP measure, but  which management does not consider to be the fundamental attributes or primary drivers of the Company’s business. The Company believes that exclusion of these items assists in providing a more complete understanding of the Company’s underlying results from continuing operations and trends, and management uses these  measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its consolidated and business segment performance compared to prior periods and the marketplace, to  establish operational goals and management incentive goals, and to provide continuity to investors for comparability purposes. Limitations associated with the use of these non‐GAAP measures include that these  measures do not present all the amounts associated with the Company’s results as determined in accordance with GAAP. These non‐GAAP measures should be considered supplemental in nature and should not be  construed as more significant than comparable measures defined by GAAP. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other  companies. For more information regarding the use of these non‐GAAP financial measures, please refer to the reconciliations on the following pages and the Company’s SEC filings. Constant Currency Information In this presentation the Company refers to, and in other communications with investors the Company may refer to, net sales or earnings or other historical financial information on a “constant currency basis,” which is a  non‐GAAP financial measure. These references to constant currency basis do not include operational impacts that could result from fluctuations in foreign currency rates. To provide information on a constant currency  basis, the applicable financial results are adjusted based on a simple mathematical model that translates current period results in local currency using the comparable prior corresponding period’s currency conversion  rate. This approach is used for countries where the functional currency is the local country currency. This information is provided so that certain financial results can be viewed without the impact of fluctuations in  foreign currency rates, thereby facilitating period‐to‐period comparisons of business performance. EBITDA and Adjusted EBITDA A reconciliation of the Company’s GAAP net income to EBITDA and adjusted EBITDA per credit facility (which we refer to in this investor presentation as adjusted EBITDA) is provided on the subsequent slides.  Management believes that the use of EBITDA and adjusted EBITDA per credit facility provides investors with useful information with respect to the Company’s operating performance and comparisons from period to  period as well as the Company’s compliance with requirements under its credit agreement. Adjusted Net Income  A reconciliation of the Company’s GAAP net income to adjusted net income and a calculation of adjusted EPS are provided on subsequent slides. Management believes that the use of adjusted net income and adjusted  EPS also provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period. Leverage Consolidated indebtedness less netted cash to adjusted EBITDA per credit facility, which the Company may refer to as leverage, is provided on a subsequent slide and is calculated by dividing consolidated indebtedness  less netted cash, as defined by the Company’s senior secured credit facility, by adjusted EBITDA per credit facility. The Company provides this as supplemental information to investors regarding the Company’s operating  performance and comparisons from period to period, as well as general information about the Company's progress in reducing its leverage. Free Cash Flow The Company defines free cash flow as net cash provided by operating activities less purchases of property, plant and equipment. Management believes that free cash flow may be useful for investors in assessing the  Company’s operating performance, ability to generate cash and ability to fund the Company’s capital expenditures and meet the Company’s debt service requirements. Use of Non-GAAP Financial Measures and Constant Currency Information 40

41 QTD EBITDA

42 TTM Adjusted EBITDA *For a reconciliation net income to EBITDA and Adjusted EBITDA in prior reporting periods, please refer to the Company’s SEC filings.

43 Leverage Reconciliation *For a reconciliation of leverage to consolidated indebtedness less netted cash in prior reporting periods, please refer to the Company’s SEC filings.

© 2022 Tempur Sealy International, Inc. All rights reserved. 1 Management estimates  2 Adjusted net income, EBITDA, adjusted EBITDA, adjusted EPS, leverage, free cash flow, and constant currency are non‐GAAP  financial measures. Please refer to the “Use of Non‐GAAP Financial Measures and Constant Currency Information” on a  previous slide for more information regarding the definitions of adjusted net income, EBITDA, adjusted EBITDA, adjusted EPS,  leverage, free cash flow, and constant currency, including the adjustments (as applicable) from the corresponding GAAP  information. Please refer to “Forward‐Looking Statements” and “Limitations on Guidance” on a previous slide.  3 Sealy® was ranked number one on Furniture Today’s list of the Top 20 U.S. Bedding Producers in June 2021. See Furniture  Today’s Top 20 U.S. Bedding Producers methodology that includes Sealy® and Stearns & Foster® products in Sealy ranking.  Tempur‐Pedic® was ranked number two on Furniture Today’s list of the Top 20 U.S. Bedding Producers in June 2021.  4 Based on the Company’s 2022 financial targets provided in the press release dated April 28, 2022, and the related earnings call  on April 28, 2022. Please refer to “Forward‐Looking Statements” and “Limitations on Guidance.” Footnotes

Thank You 45